                                                     Exhibit 23


          Letterhead of Kenny S&P Evaluation Services
             (a division of J.J. Kenny Co., Inc.)




                       October 21, 1999



Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292


               Re:  National Municipal Trust
                    Post-Effective Amendment No. 6
                    Series 162____________________


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-64254 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

          In addition, we hereby confirm that the ratings indi-cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indi-cated in our KENNYBASE database as of the date of the evalua-tion report.

          You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.


                                   Sincerely,



                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President

                                                     Exhibit 23


          Letterhead of Kenny S&P Evaluation Services
             (a division of J.J. Kenny Co., Inc.)




                       October 21, 1999



Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292


               Re:  National Municipal Trust
                    Post-Effective Amendment No. 6
                    Multistate Series 60__________


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-62592 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

          In addition, we hereby confirm that the ratings indi-cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indi-cated in our KENNYBASE database as of the date of the evalua-tion report.

          You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.


                                   Sincerely,



                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President